SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 28, 2000


                             MALLINCKRODT INC.
            (Exact Name of Registrant as Specified in Charter)


           New York                      1-483                  36-1263901
 (State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)            Identification No.)


               675 McDonnell Boulevard, St. Louis, MO 63134
            (Address of Principal Executive Offices) (Zip Code)


                              (314) 654-2000
           (Registrant's Telephone Number, Including Area Code)


                              Not applicable
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On June 28, 2000, Mallinckrodt Inc. ("Mallinckrodt") and Tyco International Ltd., a Bermuda Company ("Tyco"), announced that Tyco Acquisition Corp. VI (NV), a Nevada corporation and a wholly owned subsidiary of Tyco ("Tyco Acquisition"), EVM Merger Corp., a New York corporation and wholly owned subsidiary of Tyco Acquisition ("Merger Sub"), and Mallinckrodt had entered into an Agreement and Plan of Merger, dated as of June 28, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger (the "Merger") of Tyco Acquisition and Mallinckrodt. Tyco has fully and unconditionally guaranteed the obligations of Tyco Acquisition and Merger Sub under the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub shall be merged with and into Mallinckrodt,the separate corporate existence of Merger Sub shall cease and Mallinckrodt shall continue as the surviving corporation.

          The Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including the approval by Mallinckrodt's shareholders and the receipt of required regulatory approvals. A copy of the Merger Agreement and the Guarantee is included herein as Exhibit 2.1 and a copy of the joint press release of Tyco and Mallinckrodt with respect to the Merger is included herein as Exhibit 99.1.

          The Merger Agreement and the joint press release are incorporated by reference into this Item 5, and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

     2.1 Agreement and Plan of Merger, dated as of June 28, 2000, by and among Tyco Acquisition Corp. VI (NV), a Nevada corporation and a wholly owned first tier subsidiary of Tyco International Ltd., a Bermuda company, EVM Merger Corp., a New York corporation and a wholly owned first-tier subsidiary of Tyco Acquisition Corp. VI
           (NV), and Mallinckrodt Inc., a New York corporation.

     99.1  Joint Press Release, dated June 28, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2000

                                         MALLINCKRODT INC.



                                         By: /s/ Roger A. Keller
                                            ---------------------------------
                                            Name:  Roger A. Keller
                                            Title: Vice President, Secretary
                                                   and General Counsel

                                 EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------

2.1 Agreement and Plan of Merger, dated as of June 28, 2000, by and among Tyco Acquisition Corp. VI (NV), a Nevada corporation and a wholly owned first tier subsidiary of Tyco International Ltd., a Bermuda company, EVM Merger Corp., a New York corporation and a wholly owned first-tier subsidiary of Tyco Acquisition Corp. VI (NV), and Mallinckrodt Inc., a New York corporation.

99.1         Joint Press Release, dated June 28, 2000.































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